UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.  )

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CORNING NATURAL GAS HOLDING CORPORATION

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March 11, 2016

Dear Fellow Shareholders:

You are cordially invited to attend the 2016 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation on April 20, 2016, starting at 10:00 a.m. local time at our offices, 330 West William Street, Corning, New York 14830. As more fully described in the attached notice of annual meeting and the accompanying proxy statement, the principal business to be addressed at the meeting is: (1) the election of directors, (2) a non-binding advisory vote to approve our executive compensation, and (3) the ratification of the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016. Our management team will also discuss our business and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of Corning Natural Gas Holding Corporation, I would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

Michael I. German

President and Chief Executive Officer

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 20, 2016

To the Shareholders of Corning Natural Gas Holding Corporation:

The 2016 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation, a New York corporation, will be held on April 20, 2016, at 10:00 a.m. local time at 330 West William Street, Corning, New York 14830, for the following purposes:

1.	To elect eight directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified;
2.	To hold a non-binding advisory vote to approve our executive compensation;
3.	To ratify the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016; and
4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice.

Only shareholders of record at the close of business on March 7, 2016, are entitled to vote at the annual meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any shareholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

Stanley G. Sleve

Vice President – Administration and Corporate Secretary

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CORNING NATURAL GAS HOLDING CORPORATION

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 20, 2016

This Proxy Statement and our Annual Report to Shareholders for the fiscal year ending September 30, 2015, are available on our website at www.corninggas.com.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Corning Natural Gas Holding Corporation (the “Holding Company”) to be used at our 2016 Annual Meeting of Shareholders to be held on April 20, 2016, and any postponements or adjournments of the meeting.

This Proxy Statement and the accompanying President’s letter, notice and proxy card, together with our Annual Report to Shareholders for the fiscal year ended September 30, 2015, are being sent to our shareholders beginning on or about March 11, 2016.

QUESTIONS AND ANSWERS

Q:	WHEN AND WHERE IS THE ANNUAL MEETING?
A:	Our 2016 Annual Meeting of Shareholders will be held on April 20, 2016, at 10:00 a.m. local time at our offices at 330 West William Street, Corning New York, 14830.

Q:	WHAT ARE SHAREHOLDERS VOTING ON?
A:	Three proposals: (1) the election of eight directors: Henry B. Cook, Jr., Michael I. German, Ted W. Gibson, Robert B. Johnston, Joseph P. Mirabito, William Mirabito, George J. Welch and John B. Williamson III; (2) a non-binding advisory vote to approve our executive compensation; and (3) the ratification of the appointment of Freed Maxick CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2016. If a permissible proposal other than the election of directors or the ratification of our independent registered public accounting firm is presented at the Annual Meeting, your signed proxy cardgives authority to each of Stanley G. Sleve, our Vice President – Administration and Corporate Secretary, and Firouzeh Sarhangi, our Chief Financial Officer and Treasurer, acting alone or together, to vote on any such additional proposal. We are not aware of any additional proposals to be voted on at the meeting.

Q:	Who is entitled to vote?
A:	The record date for the 2016 Annual Meeting of Shareholders is March 7, 2016. Therefore, only holders of our common stock as of the close of business on March 7, 2016, are entitled to vote. Each share of common stock is entitled to one vote at the meeting.

Q:	How do shareholders vote?
A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposals. You have the right to revoke your proxy at any time before the meeting by:

• notifying our corporate secretary,

• voting in person, or

• returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Stanley G. Sleve and Firouzeh Sarhangi will vote, on your behalf: (1) FOR the nominated directors, (2) FOR the proposal to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement, and (3) FOR the ratification of our independent registered public accounting firm.

Q:	WHO WILL COUNT THE VOTE?
A:	Representatives of our transfer agent, Computershare, will tabulate the votes. Marie Husted and Nichole Astolfi, employees of our subsidiary, are the Holding Company’s election inspectors and will be responsible for reviewing the vote count.

Q:	What shares are included on the proxy card and what does it mean if a shareholder gets more than one proxy card?
A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	What constitutes a quorum?
A:	As of the record date, March 7, 2016, 2,469,871 shares of our common stock were outstanding. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for adopting a proposal at the annual meeting. If you attend the Annual Meeting in person or submit a properly executed proxy card, then you will be considered part of the quorum.

Q:	What Vote is Required to Approve Each Proposal?
A:	Proposal 1: The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors. For this proposal, “broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” refers to a share represented at the Annual Meeting which is held by a broker or other nominee who has not received instructions from the beneficial owner or person entitled to vote such share and with respect to which such broker or nominee does not have discretionary voting power to vote such share on one or more but not all proposals

Proposal 2: The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required to approve the proposal for an advisory vote to approve our executive compensation. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, “broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present.

Proposal 3: The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting is required for ratification of the appointment of Freed Maxick CPAs, P.C. as the Holding Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016. If you are present or represented by a proxy at the Annual Meeting and you abstain, your abstention will have the same effect as a vote against this proposal. For this proposal, “broker non-votes” will be part of the voting power present and will be counted to determine whether or not a quorum is present.

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Q:	who can attend the annual meeting?
A:	All shareholders as of the record date, March 7, 2016, can attend.

Q:	What shares are included on the proxy card and what does it mean if a shareholder gets more than one proxy card?
A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	Who are our largest principal shareholders?
A:	The Gabelli Group beneficially owns 440,280 shares of our common stock, or 17.85% of the stock entitled to vote at the annual meeting and Michael I. German, our President and Chief Executive Officer, owns 446,176 shares of our common stock, or 18.06% of the stock entitled to vote at the annual meeting. Please see the “Securities Ownership of Certain Beneficial Owners and Management” table on page 18 of this Proxy Statement for more information.

Q:	When is a shareholder proposal due for the next annual meeting?
A:	In order to be considered for inclusion in next year’s proxy statement, shareholder proposals must be submitted in writing by November 11, 2016, to Stanley G. Sleve, Corporate Secretary, Corning Natural Gas Holding Corporation, 330 West William Street, Corning, New York 14830, and must be in accordance with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Please see the “Shareholder Proposals” section on page 20 of this Proxy Statement for more information.

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PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, eight directors are to be elected to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified.

Nominees for election this year are Henry B. Cook, Jr., Michael I. German, Ted W. Gibson, Robert B. Johnston, Joseph P. Mirabito, William Mirabito, George J. Welch and John B. Williamson III. Each nominee has consented to be named in this Proxy Statement and to serve if elected until the next annual meeting or until his successor is duly elected and qualified. Information about the directors is included under “Board of Directors” below.

If any director to be elected by you is unable to stand for re-election, the Board may, by resolution, provide for a fewer number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director.

The affirmative vote of the holders of a plurality of the shares of common stock present in person or represented by proxy at the Annual Meeting is needed to elect directors.

The Board of Directors recommends that you vote FOR Mr. Cook, Mr. German, Mr. Gibson, Mr. Johnston, Mr. Joseph Mirabito, Mr. William Mirabito, Mr. Welch and Mr. Williamson III.

BOARD OF DIRECTORS

The nomination of each of the nominees listed below to serve for a one year term was approved by the Board. The names, ages, positions, business experience and principal occupations and employment of each director nominee is provided below, including service as directors of our wholly owned subsidiary, Corning Natural Gas Corporation ( “Corning Gas”).

Name	Age	Position	Director of Holding Company Since	Director of Corning Gas Since
Henry B. Cook, Jr.	68	Chairman and Director	2013	2007
Michael I. German	65	Chief Executive Officer, President and Director	2013	2006
Ted W. Gibson	73	Director	2013	2006
Robert B. Johnston	50	Director	2014	-
Joseph P. Mirabito	57	Director	2013	2010
William Mirabito	55	Director	2013	2010
George J. Welch	70	Director	2013	2007
John B. Williamson III	61	Director	2013	2010

Henry B. Cook, Jr. is our chairman of the board of directors and has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since May 2007.  Mr. Cook is also a director of the Corning Natural Gas Appliance Corporation (“Corning Appliance”). He is the president of Triple Cities Acquisition, LLC, a heavy truck parts and vehicle dealer, and Roadwolf Transportation Products, LLC, an importer of heavy duty truck parts.  He is not related to Matthew J. Cook, our vice president – operations. Mr. Cook has exhibited his expertise in the development and management of the business of those two companies. The business experience, together with the expertise about our business and operations derived from his years of service on the board of Corning Gas and leadership as chairman of the board led the board of directors to conclude that Mr. Cook has the judgment and skills desired for continued service on the board.

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Michael I. German has served as our chief executive officer, president and director of the Holding Company since its organization in 2013 and has been chief executive officer, president and a director of Corning Gas since December 2006. Mr. German also serves as president of Corning Appliance and our joint venture investments, Leatherstocking Gas Company, LLC (“Leatherstocking Gas”) and Leatherstocking Pipeline Company, LLC (“Leatherstocking Pipeline”). Prior to joining Corning Gas, he was senior vice president, utility operations for Southern Union Company where he was responsible for gas utility operations in Missouri, Pennsylvania, Rhode Island and Massachusetts.  From 1994 to 2005, Mr. German held several senior positions at Energy East Corporation, a publicly-held energy services and delivery company, including president of several utilities. From 1978 to 1994, Mr. German worked at the American Gas Association, finishing as senior vice president. From 1976 to 1978, Mr. German worked for US Energy Research and Development Administration. Mr. German is a board member of the Northeast Gas Association, Ampco Pittsburgh Corporation and several non-profit organizations. Mr. German’s role as president and chief executive officer and responsibility for the day-to-day operations and significant strategic initiatives of the Holding Company, as well as his extensive experience in utility and public company operations, led the board to conclude that Mr. German should continue to serve as a director.

Ted W. Gibson has been a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2006.  Mr. Gibson is also a director of Corning Appliance. He serves as the chief executive officer of Classic City Mechanical, an underground utility business.  Mr. Gibson is also a corrosion specialist in the National Association of Corrosion Engineers and a graduate of the Georgia Institute of Technology – Mechanical Engineer.  Mr. Gibson previously served as a United States Marine Corps Captain, and is a Vietnam veteran. He is also an inspector for the Nevada State Boxing Commission. Mr. Gibson’s professional background and extensive experience with pipelines and other underground utilities, his business and management expertise in his service as chief executive officer of Classic City Mechanical, his knowledge of our business and contributions during his years of service on the board of directors, led the board of directors to conclude that Mr. Gibson has the skills desired for continued service on the board.

Robert B. Johnston has been a director of the Holding Company since July 15, 2014. He serves as the Executive Vice President and Chief Strategy Officer for The InterTech Group, Inc. (“InterTech”). In this capacity, he is responsible for merger and acquisition activities, investments and communications at InterTech as well as oversight of a number of InterTech operating companies. He previously served as the President, Chief Executive Officer and Deputy Governor of the Hudson’s Bay Company. He currently serves on several public company boards including Supremex Inc. where he is the chairman of the board of directors, Fyffes PLC, Circa Enterprises and Gas Natural Inc. Additionally, he serves on the board of directors of the South Carolina Community Loan Fund, Experiences Canada, and is a member of the advisory board of the McGill University Executive Institute. Mr. Johnston previously served on the Boards of Span America Medical Systems, Inc., Pacific Northern Gas, Central Vermont Public Service Corporation, Galvanic Applied Sciences, The Hudson’s Bay Company, Canada’s National History Society and Carolina Youth Development Center. Mr. Johnston received an MBA from the John Molson School of Business, an MA in Public Policy & Public Administration and a BA in Political Science from Concordia University. Additionally, He holds the ICD.D Designation from the Institute of Corporate Directors (Canada). Mr. Johnston’s extensive financial and operational experience coupled with his corporate governance and regulated utility experience led the board to conclude that he should continue to serve as a director.

Joseph P. Mirabito has been a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2010. He and William Mirabito are cousins. He was president of Mirabito Fuel Group from 1986 to 1998. He has also served as president of Granite Capital Holdings, Inc. from 1998 to 2009. He is currently president and chief executive officer of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC. He serves as a director on several professional and civic boards in the central New York region. Mr. Mirabito also serves as a director on the boards of Corning Appliance, Leatherstocking Gas and Leatherstocking Pipeline. Mr. Mirabito’s business and corporate management experience in the energy delivery businesses where he serves as the president and chief executive officer, his knowledge of the local communities in Central New York served by those businesses and commitment to the growth of our business as a significant shareholder, as well as his prior experience in advising and serving on the board and committees of Wilber Bank, led the board of directors to conclude that Mr. Mirabito has the skills, connections and experience desired for continued service on the board.

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William Mirabito has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2010. He and Joseph Mirabito are cousins. He is former president of Mang Insurance Agency and current senior vice president of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC. He is also the chairperson of the audit committee for Mirabito Holdings, Inc. In addition to serving as a board member of the Fox Hospital in Oneonta, NY, he also serves on its finance committee. He is also a board member of Springbrook and serves on its executive committee. Mr. Mirabito also serves as a director on the boards of Corning Appliance, Leatherstocking Gas and Leatherstocking Pipeline. Mr. Mirabito’s business and management experience as president of Mang Insurance Agency and senior vice president of Mirabito Holdings, Inc. and Mirabito Regulated Industries, LLC, his commitment to the growth of our business as a significant shareholder, as well as his experience in advising and serving on the board and committees of Fox Hospital and Springbrook led the board of directors to conclude that Mr. Mirabito has the skills and experience desired for continued service on the board.

George J. Welch has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since May 2007. Mr. Welch is also a director of Corning Appliance. He is the senior partner in the law firm of Welch & Zink in Corning, New York, where his practice concentrates on business transactions and real estate. He has served as an active director and member of many regional organizations, including a regional economic development organization and PaneLogic, Inc., a provider of control system integration services. Mr. Welch serves on the Alfred State College Council, an advisory group to the president of the college since 2011. Mr. Welch’s extensive experience as a business and real estate lawyer, his knowledge of communities served by the Holding Company from advising and serving on the boards and committees of community and economic development organizations as well as other businesses, led the board to conclude that he should continue to serve as a director.

John B. Williamson, III has served as a director of the Holding Company since its organization in 2013 and has been a director of Corning Gas since November 2010. He is also a director of Corning Appliance. Since 2004, Mr. Williamson has served as chairman of RGC Resources, Inc., a $100 million dollar energy distribution and services holding company. He served as director, president and chief executive officer of RGC Resources from 1999 to 2013. In addition, he serves as a director of Bank of Botetourt, Optical Cable Corporation and Luna Innovations Corporation. Mr. Williamson received an MBA from the College of William and Mary and a BS from Virginia Commonwealth University. Mr. Williamson’s experience as the chairman, president and chief executive officer of an energy distribution and services company, as well as his experience in advising and serving on the board and committees of other corporations, resulting in his broad understanding of the operational, financial and strategic issues that businesses generally and utilities face, led the board to conclude that he should continue to serve as a director.

Director Independence

The Board of Directors has determined and confirmed that each of Mr. Cook, Mr. Gibson, Mr. Johnston, Mr. Joseph Mirabito, Mr. William Mirabito, and Mr. Williamson do not have a material relationship with Corning Gas or the Holding Company that would interfere with the exercise of independent judgment and are, therefore, independent as defined by applicable laws and regulations and the listing standards of the New York Stock Exchange.

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Director Compensation

For fiscal years 2014 and 2015, the Holding Company paid its directors with restricted stock grants of 375 shares per quarter. The shares awarded become unrestricted upon a director leaving the board.  Directors who also serve as officers are not compensated for their service as directors.

On January 15, 2014, shares were issued for the quarters ended September 30, 2013 and December 31, 2013. On May 15, 2014, shares were issued for the quarter ended April 30, 2014 and on July 18, 2014 shares were issued for the quarter ended June 30, 2014. On November 13, 2014, shares were issued for the quarter ended September 30, 2014 with the new director, Robert Johnston receiving 317 shares (a pro-rata amount based on his service during the quarter). On February 27, 2015, shares were issued for the quarter ended December 31, 2014, on May 19, 2015, shares were issued for the quarter ended March 31, 2015, on August 17, 2015, shares were issued for the quarter ended June 30, 2015, on December 1, 2015, shares were issued for the quarter ended September 30, 2015, and on January 12, 2016 shares were issued for the quarter ended December 31, 2015. Information regarding shares of restricted stock awarded to directors in the fiscal year ended September 30, 2015, is summarized below, at the amount recognized for financial statement reporting purposes in accordance with FASB ASC 718.

	Fees Earned or
	Stock Awards	Compensation	All Other	Total
Name	($)	($)	($)	($)

Henry B. Cook, Jr.	—	21,514	—	21,514
Ted W. Gibson	—	21,514	—	21,514
Robert B. Johnston	—	21,514	—	21,514
Joseph P. Mirabito	—	21,514	—	21,514
William Mirabito	—	21,514	—	21,514
George J. Welch	—	21,514	—	21,514
John B. Williamson III	—	21,514	—	21,514

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission (the SEC) initial reports of ownership and reports of changes in ownership of our common stock. Our officers, directors and greater than 10% shareholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file. Based solely on review of copies of reports furnished to us or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in the last fiscal year.

Attendance of the Board of Directors at Meetings

The Board of Directors met seven (7) times during our 2015 fiscal year. All members of the Board of Directors participated in at least 75% of all Board and applicable committee meetings in the last fiscal year. The Holding Company strongly encourages members of the Board of Directors to attend annual meetings of shareholders. All members of the Board of Directors attended the 2015 Annual Meeting of Shareholders held on April 7, 2015.

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Risk Oversight

The Board is actively involved in oversight of risks that could affect the Holding Company and particularly focuses on operational risks such as those identified in Corning Gas’ Annual Report on Form 10-K for the fiscal year ended September 30, 2015. The full Board has overall responsibility for the general oversight of risks that could affect the Holding Company, but some of this oversight is conducted by committees of the Board. The Board satisfies this responsibility through regular reports directly from officers responsible for oversight of particular risks within the Holding Company, as well as through reports by each committee chair regarding the committee’s considerations and actions.

Board Leadership Structure

The roles of Chief Executive Officer and Chairman of the Board are separated in recognition of the differences between the two roles. The Chief Executive Officer is responsible for the Holding Company’s strategic initiatives and the Holding Company’s day-to-day operations and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board.

Audit Committee

The audit committee is currently comprised of Mr. Williamson, the committee’s chairman, Mr. Henry Cook and Mr. William Mirabito, each of whom was determined by our Board of Directors to be “independent directors” as defined in the New York Stock Exchange listing standards. Mr. William Mirabito is a Senior Vice President of Mirabito Regulated Industries, LLC, which is a 50% owner of Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC, both of which are joint ventures between the Holding Company and Mirabito Regulated Industries, LLC. Additional information regarding the audit committee is provided in the “Audit Committee Report” beginning on page 9 of this Proxy Statement.

Nominating and Compensation Committee

Our nominating and compensation committee is comprised of Mr. Joseph Mirabito, the committee’s chairman, Mr. Gibson, Mr. Williamson, Mr. Johnston and Henry Cook. The nominating and compensation committee oversees the Holding Company’s executive compensation program. In this role, the committee reviews and approves, or recommends for approval by the full Board, the compensation that is paid or awarded to our executive officers. The goal of our nominating and compensation committee is to ensure that the total compensation paid to our executive officers and significant employees is fair, reasonable and competitive.

No officers or employees of the Holding Company or Corning Gas served on the nominating and compensation committee. Mr. German meets with the committee at their request and makes recommendations with respect to the compensation of other officers. Mr. Mirabito is an officer, director and shareholder of Mirabito Regulated Industries, LLC, a company that entered into two joint ventures with the Holding Company in November 2010, Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. There are no interlocks between our nominating and compensation committee and officers and those of any other company.

The committee also administers our 2007 Stock Plan. The committee met twice in the last fiscal year to recommend salaries and report those recommendations to the full Board of Directors for approval and to nominate Directors. The committee does not have a written charter.

If there are any vacancies on the Board or if the nominating committee determines not to re-nominate an incumbent director for election to the Board, our President and Chief Executive Officer and our Chairman of the Board generally will identify a qualified candidate for the committee’s consideration. Director nominees are approved by the nominating committee and recommended to the full Board for their approval. Nominees are not required to possess specific skills or qualifications; however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity and ability and willingness to devote their time and efforts to the Holding Company. Qualified nominees are considered without regard to age, race, color, sex, religion, disability or national origin. We do not use a third party to locate or evaluate potential candidates for director.

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Corporate Governance and Community Relations Committee

The corporate governance and community relations committee is currently comprised of Mr. Welch, the committee’s chairman, Mr. William Mirabito, Mr. German, Mr. Gibson and Mr. Johnston. The committee met once during our 2015 fiscal year. The committee is responsible for developing corporate governance principles and practices, considering corporate governance issues, administering our related person transaction policy and assisting the Board in compliance with our code of business conduct and ethics.

Shareholder Communications with Directors

A shareholder who wishes to communicate directly with the Board of Directors, a committee of the Board or with an individual director, should send the communication to:

Corning Natural Gas Holding Corporation

Board of Directors [or committee name or director’s name, as appropriate]

330 West William Street

Corning, New York 14830

We will forward shareholder correspondence about the Holding Company to the Board, committee or individual director, as appropriate.

Code of Business Conduct and Ethics

The Holding Company has adopted Corning Gas’ Code of Business Conduct and Ethics that applies to all employees, including our chief executive officer and our chief financial officer, who also serves as our principal accounting officer. This code is available on our website at www.corninggas.com. Any amendments or waivers to the code that apply to our Chief Executive Officer or Chief Financial Officer will be promptly disclosed to our shareholders by posting that information on our website.

AUDIT COMMITTEE REPORT

The Holding Company has a separately designated standing audit committee. In accordance with its written charter that was approved and adopted by our board, our audit committee assists the board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. A copy of the audit committee charter is available on our website at www.corninggas.com. The audit committee is directly responsible for the appointment of our independent public accounting firm and is charged with reviewing and approving all services performed for us by the independent accounting firm and for reviewing the accounting firm’s fees. The audit committee reviews the independent accounting firm’s internal quality control procedures, reviews all relationships between the independent accounting firm and the Holding Company and its subsidiaries in order to assess the accounting firm’s independence, and monitors compliance with our policy regarding non-audit services, if any, rendered by the independent accounting firm. In addition, the audit committee ensures the regular rotation of the lead audit partner and concurring partner. The audit committee reviews management’s programs to monitor compliance with our policies on business ethics and risk management.

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The audit committee is currently comprised of Mr. Williamson, the committee’s chairman, Mr. Cook and Mr. William Mirabito. Mr. Mirabito is an officer, director and shareholder of a company that has entered into a joint venture with the Holding Company. The committee met four times in the last fiscal year. Mr. Williamson, Mr. Cook and Mr. Mirabito are “independent directors” as defined in the New York Stock Exchange listing standards. In addition, each member of the audit committee is able to read and understand financial statements, including balance sheets, income statements and cash flow statements. The board has determined that Mr. Williamson meets the qualifications for designation as a financial expert as defined in SEC rules through his experience as the chief executive officer of RGC Resources, Inc., a publicly-held company. The audit committee reviews and reassesses its charter as needed from time to time and will obtain the approval of the board for any proposed changes to its charter.

The audit committee oversees management’s implementation of internal controls and procedures for financial reporting designed to ensure the integrity and accuracy of our financial statements and to ensure that we are able to timely record, process and report the information required for public disclosure. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the financial statements with management and Freed Maxick CPAs, P.C. (“Freed Maxick”), our independent accounting firm. The audit committee reviewed and discussed the audited financial statements of the Holding Company for the years ended September 30, 2015 and September 30, 2014, with Freed Maxick. The audit committee also discussed with Freed Maxick, the matters required by AU Section 380, “Communication with Audit Committees” (Statement on Auditing Standards No. 61, as amended). The audit committee reviewed with Freed Maxick, who is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States, its judgment as to the quality, not just the acceptability, of our accounting principles and other matters as are required to be discussed with the audit committee pursuant to generally accepted auditing standards.

In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent accounting firms a formal written statement describing all relationships between the independent accounting firm and us that might bear on the accounting firm’s independence consistent with the requirements of the Public Company Accounting Oversight Board and discussed with the accounting firm any relationships that may impact its objectivity and independence. In considering the accounting firms’ independence, the audit committee also considered whether the non-audit services performed by the accounting firms on our behalf were compatible with maintaining the independence of the accounting firm.

In reliance upon (1) the audit committee’s reviews and discussions with management and Freed Maxick, (2) management’s assessment of the effectiveness of our internal control over financial reporting, and (3) the receipt of an opinion from Freed Maxick dated December 23, 2015, stating that the Holding Company’s financial statements for the fiscal year ended September 30, 2015 are presented fairly, in all material respects, in conformity with U.S. generally accepted accounting principles, the audit committee recommended to our board that these audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2015, for filing with the SEC.

Audit Committee

JOHN B. WILLIAMSON III, CHAIRMAN

HENRY B. COOK, JR.

WILLIAM MIRABITO

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Principal Accounting Firm Fees and Services

The following is a summary of the aggregate fees for the fiscal years ended September 30, 2015 and 2014, by our independent registered public accounting firm, Freed Maxick CPA’s, P.C. (“Freed Maxick”).

	2015	2014
Audit Fees	$125,600	$123,000
Tax Fees	$17,500	$14,000
All Other Fees	$21,500	$6,650
Total	$164,600	$143,650

Audit Fees. These are fees for professional services for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-Q, and services that are typically rendered in connection with statutory and regulatory filings or engagements.

Tax Fees. These are fees for professional services rendered with respect to tax compliance, tax advice and tax planning.  These services include the review of tax returns and consulting on tax planning matters.

All Other Fees. These are fees for the audit of our pension plan, assistance with SEC comment letter and the review of our internal controls and corporate governance.

The audit committee authorized the payment by us of the fees billed to us by Freed Maxick in fiscal 2015 and 2014.  The decision to engage Freed Maxick was approved by the audit committee.  The audit committee has considered whether the provision of non-audit services is compatible with maintaining independence. All audit and non-audit services are required to be pre-approved by the audit committee in accordance with its charter. In fiscal 2015 and 2014, Freed Maxick had no direct or indirect financial interest in the Holding Company in the capacity of promoter, underwriter, voting director, officer or employee.

Representatives of Freed Maxick will attend the 2016 Annual Meeting of Shareholders to answer appropriate questions and make statements if they desire.

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EXECUTIVE OFFICERS

The names, ages, positions and certain other information concerning our current executive officers and significant employees is set forth below.

Name	Age	Position
Michael I. German*	65	Chief Executive Officer, President and Director
Firouzeh Sarhangi	57	Chief Financial Officer and Treasurer
Stanley G. Sleve	66	Vice President – Administration and Corporate Secretary
Matthew J. Cook	54	Vice President – Operations
Russell S. Miller	53	Vice President – Gas Supply and Marketing

* Biographical information for Mr. German can be found under “Board of Directors.”

Firouzeh Sarhangi has served as Chief Financial Officer and Treasurer of the Holding Company since its organization in 2013. She was appointed as Chief Financial Officer and Treasurer of Corning Gas in 2006. Ms. Sarhangi also serves as Treasurer of Corning Appliance and as Chief Financial Officer of Leatherstocking Gas and Leatherstocking Pipeline. From February 2004 until her appointment as Chief Financial Officer of Corning Gas, she served as Vice President - Finance of Corning Gas. Previously, she was President of Tax Center International ("TCI"), a company she founded and operated until the Holding Company purchased TCI in 1998. Ms. Sarhangi has thirty-two years of public accounting experience.

Stanley G. Sleve has served as Vice President-Administration and Secretary of the Holding Company since its organization in 2013. He joined Corning Gas and has served as Vice President since 1998. He has served as Corning Gas’ Corporate Secretary since 2006 and as Vice President - Administration since 2007. Mr. Sleve oversees corporate operations including customer service, facilities management, human resources, information technology and community relations. Mr. Sleve also serves as Secretary of Corning Appliance. Mr. Sleve served as the chairman of the board of directors of the Corning Area Chamber of Commerce for two years and now serves as a member of the Executive Committee and the Government Affairs Committee of the Chamber Board. He also serves on the Chemung County Chamber of Commerce Public Affairs Committee.

Matthew J. Cook joined Corning Gas in February 2008 as vice president – operations. Mr. Cook has 27 years of natural gas utility experience.  From 2000 until joining Corning Gas, Mr. Cook was employed by Mulcare Pipeline Solutions, a supplier of products and services to the natural gas industry, in various positions including sales manager and technical specialist. Previously, Mr. Cook served as operations engineer and gas engineer for New York State Electric and Gas.  He is not related to our director, Henry B. Cook, Jr. Mr. Cook also serves as a vice president of Corning Appliance and as a director on the boards of Leatherstocking Gas and Leatherstocking Pipeline.

Russell S. Miller rejoined Corning Gas as director of gas supply and marketing in June 2008 and was appointed as vice president – gas supply and marketing, in December 2009. From 1987 through 2004 he was employed by us in various positions including vice president – operations, gas supply manager and mapping technician. From 2006 until rejoining Corning Gas, he was employed by IBM, as energy distribution manager where he managed a team of energy buyers.  From 2004 through 2006, he was employed as an industrial account manager for Sprague Energy Corp. located in Portsmouth, New Hampshire. Mr. Miller also serves as a vice president of Corning Appliance and as a director on the boards of Leatherstocking Gas and Leatherstocking Pipeline.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation paid by Corning Gas, our wholly-owned subsidiary, to the following individuals who are officers of both companies: the chief executive officer, chief financial officer, and our most highly compensated executive officers.

					Change in Pension Value and
					Nonqualified
				Option	Deferred	All Other
				Awards	Compensation	Compensation(1)	Total
Name and Principal Position	Year	Salary ($)	Bonus ($)	($)	Earnings ($)	($)	($)

Michael I. German, President and Chief	2015	169,946	—	—	37,918	6,063	213,927
Executive Officer	2014	171,913	—	—	36,864	5,107	213,884
Firouzeh Sarhangi, Chief Financial Officer and	2015	125,892	8,064	—	26,233	3,492	163,681
Treasurer	2014	129,000	12,200	—	20,804	3,744	165,749
Stanley G. Sleve, Vice President –Administration and Corporate	2015	123,315	8,092	—	47,020	3,942	182,369
Secretary	2014	114,461	11,500	—	43,834	3,779	173,574
Matthew Cook, Vice President – Operations	2015	124,865	7,600	—	18,260	3,974	154,699
	2014	123,913	12,000	—	15,275	3,946	155,134
Russell Miller, Vice President – Gas Supply	2015	115,865	8,352	—	21,620	3,727	149,564
and Marketing	2014	110,307	11,100	—	17,183	3,642	142,232

Employment Agreements

Pursuant to his employment agreement dated November 30, 2006, Mr. German continues to serve as president and chief executive officer of Corning Gas for 2016 under the automatic renewal provisions of his contract. Mr. German received 75,000 options to purchase common stock for a price of $15.00 per share under our 2007 Stock Plan. The employment agreement provides termination payments to Mr. German as follows:

  If Mr. German terminates his employment for Good Reason (as defined in the employment agreement – generally a decrease in title, position or responsibilities, a decrease in salary or bonus or a reduction in benefits), then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to his then current annual salary.

  If Mr. German’s employment is terminated without cause, then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to his then current annual salary.

  If Mr. German’s employment is terminated for a Change in Control (as defined in the employment agreement), then he will receive compensation and benefits until the effective date of his termination, plus a severance package equal to three times his then current annual salary.

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The employment agreement also contains standard confidentiality, non-competition and non-solicitation provisions for a period including Mr. German’s employment and the twelve months immediately following the date of the termination of his employment.

On April 17, 2012, Corning Gas entered into Change of Control Agreements (the “Agreements”) with all executive officers other than Mr. German. None of our other executive officers have employment agreements.

Change of Control Agreements

On April 17, 2012, we entered into Change of Control Agreements with each of our named executive officers other than Mr. German: Ms. Sarhangi, Mr. Sleve, Mr. Cook, and Mr. Miller. Each agreement was effective as of April 20, 2012, and terminates on the first to occur of: (i) termination of the executive’s employment with Corning Gas prior to a Change of Control (as defined in the agreements); (ii) one year from the date of a Change of Control; or (iii) May 1, 2017, but only if no Change of Control has occurred as of such date.

Under each agreement, upon termination of the executive’s employment with Corning Gas within 12 months following a Change of Control, unless such termination is because of the executive’s death, or by Corning Gas for Cause or Disability (each as defined in the agreements) or by the executive other than for Good Reason (as defined in the agreements), we will be required to pay to the executive the following: (i) the executive’s full salary through the date of termination and all other unpaid amounts to which the executive is entitled as of the date of termination under any plan or other arrangement of Corning Gas, at the time such payments are due (and in any event within 90 days after the executive’s separation of service from Corning Gas); and (ii) an amount equal to 1.0 multiplied by the executive’s annualized includable compensation for the base period (within the meaning of Section 280G of the Internal Revenue Code), subject to reduction if such payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, which payment must be made in a lump sum within 90 days after the executive’s separation from service.

The executives are not required to mitigate the amount of any payment under the Change of Control Agreements by seeking employment or otherwise. We also agreed to pay to each of the executives all legal fees and related expenses incurred by the executive in connection with the agreement, whether or not the executive prevails.

Executive Employee Incentive Program

Each year, the Board of Directors approves the performance goals and terms of an Executive Employee Incentive Program. The program is designed to (a) attract and retain high caliber executives who are capable of optimizing the Holding Company’s and Corning Gas’ performance, and (b) reward our executive officers for the achievement of annual corporate and operational goals. Performance bonuses, if earned, are paid in cash during the first calendar quarter of the calendar year following the calendar year for which performance was measured, and are based upon the Board of Directors’ determination of the percentage of the goals that were met. Eligible employees include each of our named executive officers other than Mr. German: Ms. Sarhangi, Mr. Sleve, Mr. Cook, and Mr. Miller. Awards under the program are at the discretion of the Board of Directors and may be modified or discontinued at any time.

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Benefit Plans

We provide competitive welfare and retirement benefits to our executive officers as an important element of their compensation packages.  Our executives receive medical and dental coverage, life insurance, disability coverage and other benefits on the same basis as our other employees. Our executives are also eligible to participate in our employee savings and pension plans.

Corning Natural Gas Corporation Employees Savings Plan.  All employees of Corning Gas who work for more than 1,000 hours per year and who have completed one year of service may enroll in the savings plan at the beginning of each calendar quarter. Under the savings plan, participants may contribute up to 50% of their wages. Corning Gas matches one-half of the participant’s contributions up to a total of 3% of the participant’s wages.  Matching contributions vest in the participants’ accounts at a rate of 20% per year and become fully vested after five years. All participants may select one of ten investment plans, or a combination thereof, for their account. Distribution of amounts accumulated under the savings plan occurs upon the termination of employment or death of the participant.  The savings plan also contains loan and hardship withdrawal provisions.

Pension Plan. We maintain a defined benefit pension plan, the Retirement Plan for Salaried and Non-Union Employees of Corning Gas that covers substantially all of our employees.  We make annual contributions to the plan equal to amounts determined in accordance with the funding requirements of the Employee Retirement Security Act of 1974.  The benefit payable under the pension plan is calculated based upon the employee’s average salary for the four years immediately preceding his retirement.  As defined in the plan, the normal retirement age is 62. The compensation covered by the pension plan includes only base salary, identified in the summary compensation table as “salary.”

Shareholder Advisory Vote to Approve Executive Compensation

At the Holding Company’s 2015 Annual Meeting of Shareholders, executive officer compensation for 2015 was approved by approximately 98% of the votes cast on the matter. The Nominating and Compensation Committee and the Board of Directors viewed the vote as an expression of the shareholders’ general satisfaction with our current executive compensation programs and therefore did not implement any changes to those programs as a result of or reaction to the shareholder advisory vote.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information with respect to the stock options held by our most highly compensated executive officers as of the end of the past fiscal year. Mr. German and Ms. Sarhangi exercised their options in October 2015. Mr. Cook and Mr. Miller allowed their options to expire.

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options	Option	Option
	Exercisable	Unexercisable	Exercise Price	Expiration
Name	(#)	(#)	($)	Date

Michael I. German	7,500	—	12.83	12 /14/2015	(1)
Firouzeh Sarhangi	1,500	—	12.83	12 /14/2015	(1)
Matthew J. Cook	1,500	—	12.83	12 /14/2015	(1)
Russell S. Miller	1,500	—	12.83	12 /14/2015	(1)

(1)	The options were exercisable on 12/15/2011.

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Equity Compensation Plan Information

The Corning Natural Gas Corporation 2007 Stock Plan provides for the issuance of 121,432 shares of our common stock.  Beginning in 2008 and continuing for a period of nine years, on the day of each annual meeting of shareholders, the total maximum number of shares available for issuance will automatically increase to the number of shares equal to 15% of the shares outstanding. On the date of the 2014 annual meeting, April 7, 2015, the total maximum number of shares available for issuance increased to 365,832. As of September 30, 2015, there were 12,000 options outstanding and the maximum number of shares available for future grants under the plan, excluding the 12,000 options outstanding, 19,200 shares previously granted and exercised, and 3,000 shares awarded to officers, was 331,632. This plan was assumed by Holding Company as of November 12, 2013, and all outstanding grants were deemed to relate to common stock of Holding Company as of that date.

Number of
securities
remaining available
	Number of		for future issuance
	securities		under equity
	to be issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in the
Plan category	warrants and rights	warrants and rights	first column)

Equity compensation plans approved	12,000	$12.83	331,632
by security holders
Equity compensation plans not approved	—	—	—
by security holders
Total	12,000	$12.83	331,632

[Remainder of this page left blank intentionally]

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SECURITIES OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of February 26, 2016, there are 2,469,871 shares of common stock outstanding. The following table sets forth, as of February 26, 2016, information regarding the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our stock, each director, each executive officer, and all our directors and executive officers as a group.

	Common Stock
Names and Address(1)(2)	Shares	Percentage

Michael I. German(3)	446,176	18.06%
The Gabelli Group(4)	440,820	17.85%
One Corporate Center
Rye, NY 10580
The Article 6 Marital Trust(5)	289,451	11.72%
under The First Amended and
Restated Jerry Zucker Revocable Trust
4838 Jenkins Avenue
North Charleston, SC 29405
Ted W. Gibson(6)	107,122	4.34%
Henry B. Cook, Jr.(7)	26,671	1.08%
Firouzeh Sarhangi(8)	10,716	*
George J. Welch(9)	13,358	*
Stanley G. Sleve(10)	11,970	*
Joseph P. Mirabito(11)	47,961	1.94%
William Mirabito(12)	47,424	1.92%
John B. Williamson III(13)	10,110	*
Russell S. Miller(14)	815	*
Matthew J. Cook(15)	925	*
Robert B. Johnston(16)	7,192	*
All directors, director nominees
and executive officers as a group
(12 individuals)	730,440	29.57%
* Less than 1 percent.
(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2)	Unless otherwise indicated, the address of each beneficial owner is c/o Corning Natural Gas Holding Corporation, 330 West William Street, Corning, New York 14830.

(3)	Includes 7,681 shares of common stock owned by Mr. German’s son of which Mr. German disclaims beneficial ownership of and 19,171 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(4)	Includes 350,251 shares of common stock held by Gabelli Funds, LLC and 90,569 shares held by Teton Advisors, Inc. Each of Gabelli Funds and Teton Advisors has sole voting and dispositive power over the shares of common stock held by it. Based solely on information in Amendment No. 16 to Schedule 13D filed with the SEC on May 23, 2014.

(5)	Based solely on information in Amendment No. 2 to Schedule 13G filed with the SEC on April 23, 2014.

(6)	Includes 11,025 shares of restricted stock.

(7)	Includes 10,950 shares of restricted stock and 1,049 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(8)	Includes 472 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(9)	Includes 10,875 shares of restricted stock and 1,301 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(10)	Includes 789 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(11)	Includes 7,747 shares of restricted stock and 1,299 shares held by Mr. Mirabito’s wife. Mr. Mirabito disclaims beneficial ownership of the securities owned by his wife except to the extent of his pecuniary interest therein.

(12)	Includes 7,747 shares of restricted stock and 367 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(13)	Includes 7,747 shares of restricted stock and 1,687 shares owned jointly with spouse.

(14)	Includes 56 shares owned by Mr. Miller’s wife and 59 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program. Mr. Miller disclaims beneficial ownership of the securities owned by his wife except to the extent of his pecuniary interest therein.

(15)	Includes 75 shares of common stock acquired through the Holding Company’s Dividend Reinvestment Program.

(16)	Includes 2,192 shares of restricted stock.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Holding Company holds 50/50 joint ventures with Mirabito Regulated Industries, called Leatherstocking Gas Company, LLC and Leatherstocking Pipeline Company, LLC. Mr. Joseph P. Mirabito and Mr. William Mirabito are officers, directors and are 20% and 21% shareholders, respectively, of Mirabito Holdings, Incorporated, a sister company of Mirabito Regulated Industries. Together they hold approximately 4% of the Holding Company’s outstanding common stock. They are also on the board of the Holding Company, Corning Gas, Corning Appliance, Leatherstocking Gas and Leatherstocking Pipeline. The Holding Company and Mirabito Regulated Industries invested $1,130,000 each into Leatherstocking Gas in fiscal 2015. No investments were made into Leatherstocking Pipeline by either member in fiscal 2015. For coverage of emergency services in the Town of Virgil, Corning Gas paid Mirabito Energy $13,431. Corning Gas paid a total of $180,118 to Mr. Welch for legal services performed by Mr. Welch during the fiscal year ended September 30, 2015. Of that amount Corning Gas was reimbursed $173,615 for services related to property tax assessments by the customer responsible for the property tax payments.

PROPOSAL 2

ADVISORY VOTE TO APPROVE THE HOLDING COMPANY’S

EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking advisory shareholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. Our executive compensation program is designed to: (a) attract, develop and retain high caliber executives who are capable of optimizing the Holding Company’s and Corning Gas’ performance for the benefit of its shareholders, and (b) reward our executive officers for the achievement of annual, long-term, strategic, and operational goals. Please read the “Executive Compensation” section of this Proxy Statement beginning on page 13 or additional details about our executive compensation program, including information about the fiscal year 2015 compensation of our named executive officers.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the 2016 Annual Meeting of Shareholders:

“RESOLVED, that the compensation paid to the Holding Company’s and Corning Gas’ chief executive officer, chief financial officer, and other most highly compensated executives (the “named executive officers”), as disclosed in the Holding Company’s Proxy Statement for the 2016 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (Item 402 of Regulation S-K), including the various compensation tables and related narrative discussion, is hereby APPROVED.”

The vote is advisory, which means that the vote is not binding on the Holding Company, the Board of Directors or the Nominating and Compensation Committee. Our Board and the Nominating and Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Nominating and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

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The Board of Directors recommends a vote FOR the proposal to approve, on a non-binding and advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF THE HOLDING COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has appointed and the Board of Directors has ratified the appointment of the accounting firm of Freed Maxick CPAs, P.C. (“Freed Maxick”) to serve as Corning Gas’ independent registered public accounting firm for the fiscal year ending September 30, 2016. Freed Maxick has served as Corning Gas’ independent registered public accounting firm since August 20, 2013 and is considered by the audit committee, the Board of Directors and management of the Holding Company to be well qualified. The shareholders are being asked to ratify the audit committee’s appointment of Freed Maxick. If the shareholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Holding Company and its shareholders. Representatives of Freed Maxick will attend the annual meeting to answer appropriate questions and make statements if they desire.

The Board of Directors recommends a vote FOR the proposal to ratify the appointment of Freed Maxick as our independent registered public accounting firm for the fiscal year ending September 30, 2016.

SHAREHOLDER PROPOSALS

A shareholder intending to present a proposal to be included in our proxy statement for our 2017 Annual Meeting of Shareholders must deliver a proposal, in accordance with the requirements of Rule 14a-8 under the Exchange Act, to our corporate secretary at our principal executive office no later than November 11, 2016. A shareholder’s notice to the corporate secretary must set forth as to each matter the shareholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
•	the name and record address of the shareholder proposing such business,
•	the number of shares of our common stock that are beneficially owned by the shareholder, and
•	any material interest of the shareholder in such business.

A shareholder may submit nominees for election to the Board of Directors at our 2017 Annual Meeting. For a nominee to be included in the 2017 Proxy Statement, it must be submitted to the corporate secretary not before January 21, 2017 and not after February 9, 2017.

A shareholder may also present a proposal directly to our shareholders at the Annual Meeting. For a proposal to be voted upon at our 2017 Annual Meeting, it must be submitted to the corporate secretary not before January 21, 2017 and not after February 9, 2017. However, if we do not receive notice of the shareholder proposal prior to the close of business on February 9, 2017, SEC rules permit management to vote proxies in their discretion on the proposed matter. If we receive notice of the shareholder proposal not before January 21, 2017 and not after February 9, 2017, management can only vote proxies in their discretion if they advise shareholders in our 2017 Proxy Statement about the nature of the proposed matter and how management intends to vote on the matter.

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OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted at the 2016 Annual Meeting of Shareholders. If any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

You are urged to sign and return your proxy promptly to make certain your shares will be voted at the 2016 Annual Meeting of Shareholders. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Stanley G. Sleve

Vice President – Administration and Corporate Secretary

March 11, 2016

CORNING
NATURAL GAS HOLDING CORPORATION

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REVOCABLE PROXY — CORNING NATURAL GAS HOLDING CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

APRIL 20, 2016, 10:00 A.M. LOCAL TIME

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints each of Firouzeh Sarhangi and Stanley G. Sleve, acting alone or together, the proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation to be held on April 20, 2016, at 330 West William Street, Corning, New York 14830, located south of West Pulteney Street and west of Goff Street, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the March 11, 2016 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Corning Natural Gas Holding Corporation.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1, 2 AND 3.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given herein, this proxy will be voted FOR proposals 1, 2 and 3. In the discretion of the proxies on all other matters properly brought before the meeting.

(Items to be voted appear on reverse side.)